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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 16, 2005
                                                 ------------------


                The National Collegiate Student Loan Trust 2005-1
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                333-118894-02                   32-6039331
-----------------           -------------              -------------------
 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)


 800 Boylston Street,
     34th Floor,
     Boston, MA                                             02199-8157
---------------------                                       ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 895-4283
                                                   --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE NATIONAL COLLEGIATE STUDENT LOAN
                                           TRUST 2005-1


                                           By: GATE HOLDINGS, INC., OWNER


                                               By: /s/ Stephen Anbinder
                                                  ------------------------------
                                               Name:   Stephen Anbinder
                                               Title:  President


Dated:  February 16, 2005

                                  EXHIBIT INDEX

Exhibit
Number            Description
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25.1              Statement of Eligibility of U.S. Bank National Association on
                  Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.